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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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                DATE OF REPORT (Date of earliest event reported):
                                January 14, 2002
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                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)
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                                    Maryland
                            (State of Incorporation)
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                  Investment Company Act File Number: 811-00831
                            (Commission File Number)
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                                   13-4064344
                      (I.R.S. Employer Identification No.)
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                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)
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                                 (212) 850-1864
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 flyer of Fund Performance and Portfolio Characteristics for Seligman New Technologies Fund, Inc. for the period ended January 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached flyer of Fund Performance and Portfolio Characteristics for the period ended January 31, 2002.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of January, 2002.


                                               SELIGMAN NEW TECHNOLOGIES FUND,
                                               INC.




                                               By: /s/Brian T. Zino
                                                   -----------------------------
                                                   Brian T. Zino
                                                   President